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                                                                    Exhibit 99.3

                  Form of Secured Subordinated Convertible Note
                              Of Analex Corporation

THIS NOTE AND THE SHARES OF COMMON STOCK AND/OR PREFERRED STOCK WHICH MAY BE PURCHASED UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND THE RULES AND REGULATIONS THEREUNDER. THE CONVERSION OF THIS NOTE IS SUBJECT TO THE APPLICABLE REQUIREMENTS OF THE HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976, AS AMENDED.

THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN INTERCREDITOR AND
SUBORDINATION AGREEMENT (THE "INTERCREDITOR AGREEMENT") DATED AS OF           ,
                                                                    ----------
2003 BY AND AMONG PEQUOT PRIVATE EQUITY FUND III, L.P., PEQUOT OFFSHORE PRIVATE EQUITY PARTNERS III, L.P., ANALEX CORPORATION (THE "BORROWER") AND BANK OF AMERICA, N.A. (THE "SENIOR LENDER"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE BORROWER PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF NOVEMBER 2, 2001 (THE "CREDIT AGREEMENT"), BY AND AMONG THE BORROWER, SUBSIDIARIES OF THE BORROWER FROM TIME TO TIME PARTY THERETO AND THE SENIOR LENDER, AS SUCH CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME (SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT) AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THAT AGREEMENT AS CONTEMPLATED BY THE INTERCREDITOR AGREEMENT. IN ADDITION, THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE TO CERTAIN RIGHTS OF THE UNITED STATES DEPARTMENT OF JUSTICE AS PROVIDED IN THE CERTAIN SUBORDINATED NOTE AND SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (THE "PURCHASE AGREEMENT") DATED JULY 18, 2003 BY AND AMONG THE BORROWER AND THE PURCHASERS NAMED THEREIN. EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THE PURCHASE AGREEMENT, COPIES OF WHICH ARE AVAILABLE TO THE HOLDERS HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE BORROWER AT ITS PRINCIPAL PLACE OF BUSINESS.

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE ARE SUBJECT TO THE TERMS OF A CERTAIN STOCKHOLDERS' VOTING AGREEMENT, DATED JULY 18, 2003, AMONG THE BORROWER AND

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CERTAIN STOCKHOLDERS SIGNATORY THERETO (THE "STOCKHOLDERS' AGREEMENT"). THE
STOCKHOLDERS' AGREEMENT CONTAINS CERTAIN RESTRICTIVE PROVISIONS RELATING TO THE VOTING OF SUCH SECURITIES (INCLUDING THE GRANT OF AN IRREVOCABLE PROXY RELATIVE TO VOTING MATTERS). A COPY OF THE STOCKHOLDERS' AGREEMENT IS ON FILE AT THE BORROWER'S PRINCIPAL OFFICES. UPON WRITTEN REQUEST TO THE BORROWER'S SECRETARY, A COPY OF THE STOCKHOLDERS' AGREEMENT WILL BE PROVIDED WITHOUT CHARGE TO THE HOLDER HEREOF.

THIS NOTE MAY NOT BE ASSIGNED, NEGOTIATED OR TRANSFERRED EXCEPT AS SET FORTH HEREIN.

                SECURED SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$[___________]                                                           , 2003
                                                        -------------- --

          FOR VALUE RECEIVED, the undersigned, Analex Corporation, a Delaware
corporation (the "Borrower"), promises to pay to                   (the
                                                 -----------------
"Holder"), the principal sum of                     (___________) with interest
                                -------------------
on the unpaid balance from the date hereof, at the rate of seven percent (7%) per annum in lawful money of the United States of America, at c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, CT 06880, or at such other place as the Holder may designate in writing. This Note is one of the secured, subordinated convertible promissory notes (collectively, the "Notes") referred to in the Subordinated Note and Series A Convertible Preferred Stock Purchase Agreement dated as of July 18, 2003 between the Borrower and the purchasers named therein (as modified and supplemented and in effect from time to time, the ("Note Purchase Agreement") and evidences a borrowing from the Holder by the Borrower under the Note Purchase Agreement. The obligations of the Borrower under this Note are secured as provided in the Note Purchase Agreement. This
Note is subject to acceleration pursuant to the terms of the Note Purchase Agreement. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Note Purchase Agreement.

     The principal of this Note shall be due and payable in full on          ,
                                                                    ------ --
2007 (the "Maturity Date").

     Interest on this Note shall be due and payable in cash quarterly in arrears on each March 31, June 30, September 30 and December 31 beginning September 30, 2003 and ending with a final partial quarterly interest payment on the Maturity Date; provided, however, that if (a) the Borrower's available cash for operations for the 12-month period immediately following the date any quarterly interest installment would otherwise be paid in cash, is less than One Million Dollars ($1,000,000) in excess of the business projections for the Borrower approved by the Board of Directors of the Borrower (the "Board") for such 12-month period (which projections will be updated and presented to the Board for each calendar quarter) or (b) the Borrower's payment of such interest will

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result in a default under any Senior Indebtedness, and the Holder has received notice thereof from the Borrower, then, at the option of the Borrower, the accrued interest on this Note may be added to the principal of this Note rather than being paid in cash. The Borrower shall provide the Holder with five (5) days' prior written notice of the exercise of such option in accordance with the terms of Section 9(d) below which notice shall set forth in reasonable detail the calculations of such cash available for operations and the Borrower's projections.

     All computations of interest payable hereunder shall be made on the basis of the actual number of days in the period for which such interest is payable and a year of 365 or 366 days, as applicable. Notwithstanding any other provision of this Note, to the extent permitted by applicable law, interest shall be due and payable on any overdue unpaid installment of principal or interest on this Note (including amounts due and unpaid upon any acceleration of this Note) within five (5) days of its due date at a rate equal to the lesser of
(i) eleven percent (11%) and (ii) the maximum rate permitted by applicable law. Notwithstanding anything to the contrary herein, interest that is accrued and added to the principal amount of this Note pursuant to the previous paragraph hereof shall not be considered overdue unless and until the principal on this
Note is due.

     1. Prepayment of the Note.

          1.1. No Prepayment Prior to Eighteen Months. The principal of this Note and the interest accrued hereon may not be prepaid without the prior written consent of the holders of a majority of the then outstanding principal amount of the Notes (a "Majority in Interest") prior to the date that is 18 months following the Closing Date.

          1.2. Prepayment After to Eighteen Months. After the date that is 18 months following the Closing Date, the Borrower may, at its sole option, prepay the principal of this Note and the interest accrued hereon only in accordance with the terms of Section 1.3.

          1.3. Prepayment Notice and Procedure. The Borrower shall provide the Holder with sixty (60) days' prior written notice (the "Prepayment Notice") of any proposed prepayment, permitted pursuant to Section 1.2, in accordance with the terms of Section 9(d) below. The Prepayment Notice shall indicate in bold typeface that if the holders of a Majority in Interest do not notify the Company as to whether prepayment is to be made by the method described in either clause
(i) or clause (ii) of Section 1.3(a) below within the time-period set forth
Section 1.3(a) below, and one or more individual Holders do not select whether prepayment is to be made by the method described in either clause (i) or clause
(ii) of Section 1.3(a) below within the time-period set forth in Section 1.3(b) below, the Borrower shall determine whether such holders will be prepaid in cash pursuant to clause (i) or by conversion pursuant to clause (ii) of Section 1.3(a) below after the expiration of the aggregate sixty (60) day period.

          (a) Within the forty-five (45) day period following the receipt of the Prepayment Notice, the holders of a Majority in Interest shall, in their sole discretion, be entitled to provide the Borrower with written notice of the manner of payment which

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shall be either: (i) cash in an amount equal to the sum of (A) the aggregate outstanding principal of this Note and (B) the net present value (discounted at the rate of seven (7%) per annum) of the interest that is accrued and unpaid as of the date of such prepayment and that would have been payable by the Borrower through the Maturity Date had such prepayment not been made or (ii) by conversion of this Note into that number of shares of the Series A convertible preferred stock, $.02 par value per share, of the Borrower (the "Series A Preferred Stock") as is determined by dividing the aggregate outstanding principal under this Note as of the date of such prepayment by the price per share that the Holder paid to acquire shares of Series A Preferred Stock pursuant to the Note Purchase Agreement (subject to adjustments for stock splits, stock dividends and similar events and for dilutive events described in
Section 5(d) of the Certificate of Designation) (the "Series A Purchase Price") and the payment by the Borrower to the Holder of all accrued but unpaid interest under this Note as of such prepayment date, in cash or, at the sole option of a Majority in Interest, in shares of Series A Preferred Stock determined by dividing the aggregate accrued but unpaid interest under the Note as of such prepayment date by the Series A Purchase Price. Such notice shall be made to the Borrower in accordance with the terms of Section 9(d) below.

          (b) If the holders of a Majority in Interest do not provide written notice to the Borrower within the forty-five (45) day period described above, the Borrower shall promptly provide written notice in accordance with the terms of Section 9(d) below to each Holder that each Holder may within fifteen (15) days of receipt of such notice, in such Holder's sole discretion, select whether payment is to be made pursuant to clause (i) or clause (ii) in Section 1.3(a) above.

          (c) If a Majority in Interest does not provide notice as to whether payment is to be made pursuant to clause (i) or clause (ii) of Section 1.3(a) above within the forty-five (45) day period described above and one or more individual Holders do not provide notice as to whether payment is to be made pursuant to clause (i) or clause (ii) of Section 1.3(a) above prior to the expiration of such fifteen (15) day period described above, the Borrower shall determine whether such holders will be prepaid pursuant to clause (i) or clause
(ii) of Section 1.3(a) above.

          (d) If any Note issued in accordance with the Note Purchase Agreement is prepaid in whole or in part, each of the Notes issued in accordance with the Note Purchase Agreement shall be prepaid in whole or in part, pro-rata, based on the aggregate outstanding principal of and unpaid interest on each such Note as compared with the aggregate outstanding principal of and unpaid interest on all of the Notes.

          (e) Notwithstanding any other provision of this Note, it shall be a condition precedent to the right of the Borrower to prepay this Note pursuant to this Section 1 that at the time of such prepayment there shall be in effect a registration statement filed with the Securities and Exchange Commission (the "SEC") with respect to the shares of common stock, par value $.02 per share, of the Borrower (the "Common Stock") issuable upon conversion of the Notes and the shares of Series A Preferred Stock (including, without limitation, the shares of Series A Preferred Stock issuable upon conversion of the Notes) and the exercise of DCS Warrants and the PCS Warrants (each,

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as defined in the Note Purchase Agreement), issued pursuant to the Note Purchase
Agreement and such shares have been approved by and listed on the American Stock Exchange (or other stock exchange approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock).

     2. Conversion.

          (a) Mandatory Conversion. After the date that is 18 months following of the date hereof, the Borrower may cause the outstanding principal of and accrued and unpaid interest on the Notes to be converted into that number of fully paid and non-assessable shares of Common Stock determined by dividing (i) the sum of the aggregate principal amount of this Note and the interest accrued and unpaid thereon by (ii) an amount equal to the Series A Purchase Price per share then in effect if the average closing price of the Common Stock of the Borrower trading on the American Stock Exchange (or other stock exchange approved by a Majority in Interest) exceeds two and one-half (2.5) times the Series A Purchase Price for a period of twenty (20) consecutive trading days prior to the date of any such conversion. The Borrower shall provide written notice to the Holder, in accordance with Section 9(d) below, of its exercise of the option to so convert the Notes at least 24 hours prior to such conversion. Notwithstanding anything to the contrary herein, the Borrower shall in no event be permitted to convert the Notes into fully paid and non-assessable shares of Common Stock pursuant to this Section 2(a) unless at the time of the conversion there shall be in effect a registration statement filed with the SEC with respect to the shares of Common Stock issuable upon conversion of the Notes and the shares of Series A Preferred Stock (including, without limitation, the shares of Series A Preferred Stock issuable upon conversion of the Notes) and the exercise of DCS Warrants and the PCS Warrants, issued pursuant to the Note Purchase Agreement, and such shares have been approved by and listed on the American Stock Exchange (or other stock exchange approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock).

          (b) Optional Conversion. At any time and from time to time, the principal of and accrued and unpaid interest on this Note may, at the sole option of the Holder, be converted in whole or in part into that number of shares of Series A Preferred Stock determined by dividing (i) the sum of the aggregate principal amount of this Note and the interest accrued and unpaid thereon by (ii) an amount equal to one hundred and thirty five percent (135%) of the price per share that the Holder paid to acquire shares of Series A Preferred Stock pursuant to the Note Purchase Agreement (subject to adjustments for preferred stock splits, preferred stock dividends and similar events but not for dilutive events described in Section 5(d) of the Certificate of Designation).

     3. No Fractional Shares. No fractional shares of Common Stock or Series A Preferred Stock shall be issued upon conversion of the Notes. In lieu of any fractional share to which the Holder would otherwise be entitled, the Borrower shall (after aggregating all shares into which the Notes held by each Holder could be converted) pay cash equal to such fraction multiplied by the market price per share of Common Stock or the fair market value of the Series A Preferred Stock (in each case as determined in a

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reasonable manner by the Board of Directors of the Borrower) at the close of business on the date of conversion.

     4. Event of Default; Remedies. Upon the occurrence and during the continuance of an Event of Default (as defined in the Note Purchase Agreement), this Note may be accelerated in the manner described in the Note Purchase Agreement and the Holder and the Collateral Agent (as defined in the Note Purchase Agreement) shall have all of the rights and remedies provided in the Note Purchase Agreement.

     5. Waiver of Certain Rights. Subject to any applicable notice periods, all parties to this Note, including Borrower and any sureties, endorsers, or guarantors, hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be without notice or consent of any of them.

     6. Enforcement. The Holder may enforce this Note as described in the Note Purchase Agreement.

     7. Subordination. Repayment of this Note shall be subordinated to the extent and in the manner set forth in the Intercreditor Agreement and in the Note Purchase Agreement. The Holder hereby agrees that it will enter into a subordination agreement with any Senior Lender in connection with any Senior Credit Facility containing terms no less favorable, as a whole, to the Purchasers' than those in the Intercreditor Agreement.

     8. Definitions. Terms used in this Note but not previously defined shall have the following meanings.

     "Certificate of Designation" means the Certificate of the Powers, Designations, Preferences and Rights of the Series A Convertible Participating Preferred Stock filed in connection with the terms of the Note Purchase Agreement.

     "Stockholders' Agreement" means the Stockholders' Voting Agreement dated as of July 18, 2003 between the Borrower, the Holder, and certain other shareholders of the Borrower, as amended.

     9. Miscellaneous. The following general provisions apply:

          (a) This Note, and the obligations and rights of the Borrower hereunder, shall be binding upon and inure to the benefit of the Borrower, the Holder, and their respective heirs, personal representatives, successors and assigns. The Holder may transfer this Note and the shares of Series A Preferred Stock and Common Stock issuable upon conversion of this Note, and the rights and obligations attached thereto, so long as (a) any such transfer(s) comply with applicable securities laws and (b) unless such securities have been registered in accordance with all applicable securities laws and

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transferred pursuant to a non-private, open market transaction on the securities exchange on which the Company's Common Stock is listed, if such transferee is not a United States citizen or an entity formed under the laws of a U.S. jurisdiction, the Holder obtains the Borrower's consent for such transfer (which shall not be unreasonably withheld).

          (b) No amendment or waiver of any provision of the Note, nor consent to any departure by a party herefrom, shall in any event be effective unless the same shall be in writing and signed by the Holders holding a majority of the then outstanding aggregate principal balance of the Notes. Any amendment, waiver or consent so made or effected shall be binding upon all of the Holders; provided, however, the principal amount of this Note shall not be reduced or the collateral for this Note released without the prior written consent of the holders of at least 66 2/3 of the then outstanding principal amount of the Notes. Any principal so reduced shall be so reduced proportionally for all such Holders.

          (c) All payments shall be made in such coin and currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

          (d) All notices, requests, consents and demands hereunder shall be made in writing in the manner described in the Note Purchase Agreement.

          (e) Whenever possible, each provision of this Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Note will be reformed, construed and enforced in such jurisdiction to the greatest extent possible to carry out the intentions of the parties hereto.

          (f) This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

                         Signature on the following page

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                                                                    Exhibit 99.3

                  Form of Secured Subordinated Convertible Note
                              Of Analex Corporation

          IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed in its corporate name by a duly authorized officer, by order of its Board of Directors as of the day and year first above written.

                                             ANALEX CORPORATION


                                             By:
                                                --------------------------------
                                                Name: Sterling E. Phillips, Jr.
                                                Title: Chief Executive Officer

   Signature Page to Analex Corporation Secured Subordinated Convertible Note
                              for [Name of Holder]